Putnam
New
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

During the six months ended December 31, 2001, the growth stocks in which Putnam New Opportunities Fund invests remained under siege as investors continued to favor the value-oriented stocks of more established companies and companies in more stable industries. In addition, the growth stocks of companies in such industries as technology and telecommunications, which had led the recent market rise, were hit hardest as the global economy slowed.

Your fund's management team has responded to these developments by realigning the fund's emphasis within the growth stock universe and, more importantly in our view, by continuing to adhere strictly to the fund's stated investment style. Both of these moves should allow the fund to take maximum advantage of the economic recovery that is widely expected to develop in the year ahead.

As you will note in this report, we are now listing the team responsible for the fund's operation instead of naming individual fund managers. The change will not affect the way your fund is managed. Rather, it reflects Putnam's belief that mutual funds are more effectively overseen by teams rather than individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 13, 2002

REPORT FROM FUND MANAGEMENT

The fund is managed by the
Putnam Specialty Growth
and Large-Cap Growth Teams

During the six months ended December 31, 2001, Putnam New Opportunities Fund encountered two extremely different market environments. Despite a dramatic rebound in the U.S. stock market in the final three months of the period, the prior months were negatively affected by the severe economic slowdown in the United States and the September 11 terrorist attacks on New York and Washington. The consequence has been a loss for your fund for the first half of its 2002 fiscal year. For this six-month period, your fund's performance also lagged that of its benchmark index and its competitive universe, as measured by the Lipper Multi-Cap Growth Fund category. The primary reasons for this relative underperformance was its exposure to stocks of telecommunications services companies and independent power producers. Although the fund's positions in both sectors were reduced substantially by the close of the period, their sharp declines negatively affected returns.

Total return for 6 months ended 12/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -14.57% -19.49%  -14.90% -19.15%  -14.89% -15.74%  -14.77% -17.76%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* SEPTEMBER TRAGEDY AND RECESSION TOOK THEIR TOLL ON GROWTH STOCKS

At the start of your fund's fiscal year in July, the U.S. stock market was struggling with an economic slowdown that had begun in the fall of 2000. According to an announcement late in the year from the National Bureau of Economic Research, the U.S. economy officially entered recession in March 2001. Keep in mind that your fund's strategy has always been to invest in companies that we believe have the potential to grow significantly faster than market averages over time. These types of stocks, by their very nature, also tend to be most affected by market volatility. Consequently, the speed and magnitude of the economic slowdown and the impact it had on business spending, consumer behavior, and investor sentiment, led to sharp declines for growth stocks and for many holdings in the fund's portfolio.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics             14.3%

Retail                  10.1%

Pharmaceuticals          9.9%

Media                    7.3%

Software                 7.2%

Footnote reads:
*Based on net assets as of 12/31/01. Holdings will vary over time.


Despite the challenging environment, by late summer we began to see signs of improvement. Companies that had been plagued by business spending cutbacks and low demand were working aggressively to cut costs and reduce their inventory gluts. We saw evidence of improving business trends for many companies, and it appeared that businesses would begin working their way toward more normal capital spending and ordering patterns. Of course, at that time, no one could have imagined the tragic events that were about to unfold in September.

The terrorist attacks of September 11 were unprecedented in U.S. history and the extent of their impact on financial markets around the world was, in some sense, uncharted territory. The attacks forced the U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression -- and in their wake the Dow Jones Industrial Average posted its worst quarterly loss in 14 years. Immediately following the attacks, business activity and consumer spending were disrupted and stocks declined in anticipation of further capital spending cuts and increased economic and political uncertainty. In this weak market environment, we sought to take advantage of historically low valuations for stocks across many sectors.

* POWERFUL REBOUND DIDN'T OFFSET EARLIER DECLINES

Although stocks fell further in the wake of September 11, evidence of the U.S. market's resilience became apparent as early as October, when stocks began to recover. At the same time, the Federal Reserve Board continued its aggressive stance; during the period, it enacted five more interest-rate cuts, for a total of 11 in 2001, bringing short-term rates to their lowest level in four decades.

The market environment continued to improve as investors reacted enthusiastically to calls for patriotism, government efforts to stimulate the economy, and positive military reports from Afghanistan. Investors also began to shift back into more aggressive growth stocks in anticipation of a recovery in 2002. In the final three months of the semiannual period, stocks surged. In many cases, those that had been hurt most earlier in the year staged the most dramatic rebounds.

Although the improved environment led to a significant rebound in your fund's performance, it was not enough to offset the sharp declines of the prior months. Despite their strength at the close of the period, media and technology stocks in the portfolio hurt fund performance for the six-month period overall.

Technology stocks had been hardest hit by the market decline as the slumping economy led consumers and businesses to cut back sharply on technology spending. While we remained focused on well-managed companies with solid business fundamentals, the downturn eventually punished even the largest and strongest technology companies. As the period came to a close, however, many of your fund's semiconductor and storage holdings made significant positive contributions to performance. Your fund's media holdings followed a similar pattern. After declining severely earlier in the period, stocks such as Clear Channel Communications, Inc. and Liberty Media Corporation rebounded in anticipation of a recovery in advertising rates in a strengthening economy.

While some energy holdings in the portfolio rebounded in anticipation of more stable oil prices, the fund's investments in independent power producers dampened returns. This sector was hurt by well-publicized failure of Enron Corporation, which declared bankruptcy amid a flurry of accusations and pending government investigations. Although Enron was not in the fund's portfolio, the fund's investments in companies such as Mirant Corporation and Dynegy, Inc. were negatively affected. By the close of the period, we had significantly reduced the fund's positions in this sector, because we are much less optimistic about the success of energy deregulation and the growth potential of independent power producers.

* SELECTED CONSUMER STOCKS HELPED RETURNS

The weak economic environment drove consumers to value oriented retailers, which helped a number of stocks in the fund's portfolio. One well-known example was Wal-Mart Stores, Inc. Another strong retail performer was Kohl's Corporation, which operates stores targeted to middle-income customers. The fund's airline holdings also made a positive contribution to performance. In the aftermath of September 11, stocks of discount carriers such as Southwest Airlines Co. and Ryanair Holdings, Inc. performed well and continued to gain market share from large airlines, which were hit hard by the decline in business travel. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Maxim Integrated Products, Inc.
Electronics

Viacom, Inc.
Entertainment

Bed Bath & Beyond, Inc.
Retail

Pfizer, Inc.
Pharmaceuticals

Kohl's Corp.
Retail

Clear Channel Communications, Inc.
Media

UnitedHealth Group, Inc.
Health care services

VERITAS Software Corp.
Software

General Electric Co.
Conglomerate

Footnote reads:
These holdings represent 19.3% of the fund's net assets as of 12/31/01. Portfolio holdings will vary over time.


* OUTLOOK FOR GROWTH STOCKS IS OPTIMISTIC

As always, your fund maintained its focus and remained fully invested in the sectors and stocks that we believe offer the strongest long-term growth prospects. As evidenced by strong gains in the latter half of the period, the fund was positioned to benefit from the dramatic rebound in growth stocks. While more short-term volatility is likely, we believe corporate restructurings, sustained productivity growth, lower energy prices, and monetary and fiscal stimulus should lift the U.S. economy out of recession in the first half of 2002 and improve corporate profits in the year's second half. As always, we believe investors with patience and a long-term perspective will be rewarded when we return to a more favorable environment for growth stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small or midsize companies. Such investments increase the risk of greater price fluctuations.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Opportunities Fund is designed for investors seeking long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential.

TOTAL RETURN FOR PERIODS ENDED 12/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (8/31/90)       (3/1/93)        (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -14.57% -19.49% -14.90% -19.15% -14.89% -15.74% -14.77% -17.76%
------------------------------------------------------------------------------
1 year          -30.09  -34.12  -30.60  -34.07  -30.62  -31.31  -30.43  -32.87
------------------------------------------------------------------------------
5 years          33.50   25.82   28.97   27.06   28.61   28.61   30.20   25.64
Annual average    5.95    4.70    5.22    4.91    5.16    5.16    5.42    4.67
------------------------------------------------------------------------------
10 years        272.76  251.22  247.40  247.40  245.72  245.72  254.57  242.26
Annual average   14.06   13.39   13.26   13.26   13.21   13.21   13.49   13.09
------------------------------------------------------------------------------
Annual average
(life of fund)   18.61   18.00   17.75   17.75   17.73   17.73   17.99   17.62
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/01

                               Russell Midcap           Consumer
                                Growth Index           price index
------------------------------------------------------------------------------
6 months                          -8.26%                -0.34%
------------------------------------------------------------------------------
1 year                           -20.15                  1.60
------------------------------------------------------------------------------
5 years                           53.98                 11.44
Annual average                     9.02                  2.19
------------------------------------------------------------------------------
10 years                         186.62                 28.57
Annual average                    11.10                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                    14.10                  2.66
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/01

                     Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions*         --             --             --             --
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV            NAV         NAV     POP
------------------------------------------------------------------------------
6/30/01          $47.97  $50.90    $44.50         $47.21      $46.03  $47.70
------------------------------------------------------------------------------
12/31/01          40.98   43.48     37.87          40.18       39.23   40.65
------------------------------------------------------------------------------

*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2001 (Unaudited)

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            182,500 Interpublic Group of Companies, Inc.                                            $     5,391,050
          3,190,000 Lamar Advertising Co. (NON)                                                         135,064,600
             73,200 Omnicom Group, Inc.                                                                   6,540,420
                                                                                                     --------------
                                                                                                        146,996,070

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
            337,800 Northrop Grumman Corp.                                                               34,053,618

Airlines (1.3%)
-------------------------------------------------------------------------------------------------------------------
          5,015,800 Ryanair Holdings PLC ADR (Ireland) (NON)                                            160,756,390
          3,180,000 Southwest Airlines Co.                                                               58,766,400
                                                                                                      -------------
                                                                                                        219,522,790

Banking (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,720,600 Bank of New York Company, Inc. (The)                                                 70,200,480
          1,280,000 Fifth Third Bancorp                                                                  78,502,400
          3,895,000 National Commerce Financial Corp.                                                    98,543,500
          1,448,200 North Fork Bancorporation, Inc.                                                      46,327,918
            127,500 State Street Corp.                                                                    6,661,875
          2,951,700 TCF Financial Corp.                                                                 141,622,566
          1,765,000 Zions Bancorporation                                                                 92,803,700
                                                                                                      -------------
                                                                                                        534,662,439

Beverage (0.4%)
-------------------------------------------------------------------------------------------------------------------
            199,400 Pepsi Bottling Group, Inc. (The)                                                      4,685,900
          1,330,700 PepsiCo, Inc.                                                                        64,791,783
                                                                                                      -------------
                                                                                                         69,477,683

Biotechnology (3.2%)
-------------------------------------------------------------------------------------------------------------------
            890,000 Applera Corporation-Applied Biosystems Group                                         34,950,300
            115,100 Biogen, Inc. (NON)                                                                    6,600,985
            103,000 Chiron Corp. (NON)                                                                    4,515,520
            972,800 Genzyme Corp. (NON)                                                                  58,231,808
            557,000 ICOS Corp. (NON)                                                                     31,994,080
            521,700 IDEC Pharmaceuticals Corp. (NON)                                                     35,960,781
            405,000 InterMune, Inc. (NON)                                                                19,950,300
          2,250,000 Invitrogen Corp. (NON)                                                              139,342,500
          3,238,300 MedImmune, Inc. (NON)                                                               150,095,205
          2,325,000 QIAGEN NV (Netherlands) (NON)                                                        43,152,000
            182,958 SICOR, Inc. (NON)                                                                     2,868,781
            149,200 Waters Corp. (NON)                                                                    5,781,500
                                                                                                      -------------
                                                                                                        533,443,760

Commercial and Consumer Services (3.6%)
-------------------------------------------------------------------------------------------------------------------
          2,960,000 CDW Computer Centers, Inc. (NON)                                                    158,981,600
          1,220,000 Cintas Corp.                                                                         58,560,000
            994,200 eBay, Inc. (NON)                                                                     66,511,980
            829,200 H&R Block, Inc.                                                                      37,065,240
          2,033,200 Paychex, Inc.                                                                        70,857,020
          2,150,000 Robert Half International, Inc. (NON)                                                57,405,000
            226,700 Tech Data Corp. (NON)                                                                 9,811,576
          2,880,000 TMP Worldwide, Inc. (NON)                                                           123,552,000
            627,393 Weight Watchers International, Inc. (NON)                                            21,218,431
                                                                                                      -------------
                                                                                                        603,962,847

Communications Equipment (2.4%)
-------------------------------------------------------------------------------------------------------------------
          8,246,200 Cisco Systems, Inc. (NON)                                                           149,338,682
          1,955,000 Extreme Networks, Inc. (NON)                                                         25,219,500
          1,345,000 Juniper Networks, Inc. (NON)                                                         25,487,750
          1,179,400 Nokia OYJ ADR (Finland)                                                              28,930,682
            900,000 Polycom, Inc. (NON)                                                                  30,663,000
          2,299,600 QUALCOMM, Inc. (NON)                                                                116,129,800
          5,845,000 Sonus Networks, Inc. (NON)                                                           27,003,900
                                                                                                      -------------
                                                                                                        402,773,314

Computers -- Hardware (3.9%)
-------------------------------------------------------------------------------------------------------------------
          1,585,000 Brocade Communications Systems, Inc. (NON)                                           52,495,200
          4,267,400 Dell Computer Corp. (NON)                                                           115,987,932
          1,470,600 Emulex Corp. (NON)                                                                   58,103,406
          1,868,600 Hewlett-Packard Co.                                                                  38,381,044
          1,104,500 IBM Corp.                                                                           133,600,320
          1,925,000 McDATA Corp. Class A (NON)                                                           47,162,500
          3,190,000 Network Appliance, Inc. (NON)                                                        69,765,300
          2,942,300 QLogic Corp. (NON)                                                                  130,961,773
                                                                                                      -------------
                                                                                                        646,457,475

Computers -- Software and Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,570,100 VeriSign, Inc. (NON)                                                                173,846,604

Computer Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
            383,600 Affiliated Computer Services, Inc. Class A (NON)                                     40,711,468
          1,315,000 BISYS Group, Inc. (The) (NON)                                                        84,146,850
            206,800 Concord EFS, Inc. (NON)                                                               6,778,904
          1,165,000 Convergys Corp. (NON)                                                                43,675,850
          1,183,000 Electronic Data Systems Corp.                                                        81,094,650
            198,750 Fiserv, Inc. (NON)                                                                    8,411,100
          1,865,800 Jack Henry & Associates, Inc.                                                        40,749,072
            129,500 SEI Investments Co.                                                                   5,841,745
          2,099,900 SunGard Data Systems, Inc. (NON)                                                     60,750,107
                                                                                                      -------------
                                                                                                        372,159,746

Conglomerates (2.6%)
-------------------------------------------------------------------------------------------------------------------
          6,080,000 General Electric Co.                                                                243,686,400
          3,104,000 Tyco International, Ltd. (Bermuda)                                                  182,825,600
                                                                                                      -------------
                                                                                                        426,512,000

Consumer Finance (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,838,200 AmeriCredit Corp. (NON)                                                              57,995,210
          2,514,600 Capital One Financial Corp.                                                         135,662,670
            151,800 Metris Companies, Inc.                                                                3,902,778
          1,127,266 Providian Financial Corp.                                                             4,001,794
                                                                                                      -------------
                                                                                                        201,562,452

Consumer Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
            117,900 Avon Products, Inc.                                                                   5,482,350
            525,364 Colgate-Palmolive Co.                                                                30,339,771
                                                                                                      -------------
                                                                                                         35,822,121

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Power-One, Inc. (NON)                                                                14,053,500

Electronics (14.3%)
-------------------------------------------------------------------------------------------------------------------
            168,500 Altera Corp. (NON)                                                                    3,575,570
            270,500 Analog Devices, Inc. (NON)                                                           12,007,495
          3,255,000 Applied Micro Circuits Corp. (NON)                                                   36,846,600
          1,720,000 ASM Lithography Holdings NV (Netherlands) (NON)                                      29,326,000
          2,160,800 Broadcom Corp. Class A (NON)                                                         88,311,896
          3,360,000 Celestica, Inc. (Canada) (NON)                                                      135,710,400
            181,800 Cypress Semiconductor Corp. (NON)                                                     3,623,274
          4,970,000 Finisar Corp. (NON)                                                                  50,544,900
          6,067,700 Flextronics International, Ltd. (Singapore) (NON)                                   145,564,123
          2,700,000 Integrated Device Technology, Inc. (NON)                                             71,793,000
          7,025,400 Intel Corp.                                                                         220,948,830
            255,400 Intersil Corp. Class A (NON)                                                          8,236,650
          3,318,400 Jabil Circuit, Inc. (NON)                                                            75,394,048
          1,632,673 KLA-Tencor Corp. (NON)                                                               80,915,274
          1,761,600 LAM Research Corp. (NON)                                                             40,904,352
          4,301,900 Linear Technology Corp.                                                             167,946,176
          3,683,700 LSI Logic Corp. (NON)                                                                58,128,786
          5,491,000 Marvell Technology Group, Ltd. (Bermuda) (NON)                                      196,687,620
          7,591,100 Maxim Integrated Products, Inc. (NON)                                               398,608,661
          1,770,000 Micrel, Inc. (NON)                                                                   46,427,100
          2,095,000 Microchip Technology, Inc. (NON)                                                     81,160,300
            855,000 Novellus Systems, Inc. (NON)                                                         33,729,750
            175,300 NVIDIA Corp. (NON)                                                                   11,727,570
          1,915,000 PerkinElmer, Inc.                                                                    67,063,300
          1,905,000 PMC - Sierra, Inc. (NON)                                                             40,500,300
          1,600,000 RF Micro Devices, Inc. (NON)                                                         30,768,000
          5,361,900 Sanmina Corp. (NON)                                                                 106,701,810
          2,633,500 Semtech Corp. (NON)                                                                  93,989,615
          3,626,500 Solectron Corp. (NON)                                                                40,906,920
             86,800 Xilinx, Inc. (NON)                                                                    3,389,540
                                                                                                      -------------
                                                                                                      2,381,437,860

Energy (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,735,000 BJ Services Co. (NON)                                                                56,300,750
          2,144,205 GlobalSantaFe Corp.                                                                  61,152,727
            543,500 Key Energy Services, Inc. (NON)                                                       5,000,200
          1,549,100 Nabors Industries, Inc. (NON)                                                        53,180,603
          2,075,000 National-Oilwell, Inc. (NON)                                                         42,765,750
          1,575,000 Patterson-UTI Energy, Inc. (NON)                                                     36,713,250
                                                                                                      -------------
                                                                                                        255,113,280

Entertainment (2.4%)
-------------------------------------------------------------------------------------------------------------------
          8,928,900 Viacom, Inc. Class B (NON)                                                          394,210,935

Financial (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,481,900 Citigroup, Inc.                                                                      74,806,312
          1,327,300 Fannie Mae                                                                          105,520,350
             99,500 USA Education, Inc.                                                                   8,359,990
                                                                                                      -------------
                                                                                                        188,686,652

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,112,700 Kraft Foods, Inc. Class A                                                            37,865,181

Gaming & Lottery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            277,000 Argosy Gaming Co. (NON)                                                               9,008,040
          1,485,000 Harrah's Entertainment, Inc. (NON)                                                   54,959,850
                                                                                                      -------------
                                                                                                         63,967,890

Health Care Services (4.7%)
-------------------------------------------------------------------------------------------------------------------
          1,980,000 AdvancePCS (NON)                                                                     58,113,000
          1,626,690 AmerisourceBergen Corp.                                                             103,376,150
            565,000 Anthem, Inc. (NON)                                                                   27,967,500
          3,740,000 Caremark Rx, Inc. (NON)                                                              60,999,400
             51,500 Cerner Corp. (NON)                                                                    2,571,395
          1,870,000 Community Health Systems, Inc. (NON)                                                 47,685,000
            437,300 DaVita, Inc. (NON)                                                                   10,691,985
          1,646,600 HCA, Inc.                                                                            63,459,964
            930,000 Healthsouth Corp. (NON)                                                              13,782,600
          3,235,000 IMS Health, Inc.                                                                     63,114,850
          1,330,000 McKesson Corp.                                                                       49,742,000
            290,000 Oxford Health Plans, Inc. (NON)                                                       8,740,600
            158,200 Pharmaceutical Product Development, Inc. (NON)                                        5,111,442
          3,658,400 UnitedHealth Group, Inc.                                                            258,904,968
                                                                                                      -------------
                                                                                                        774,260,854

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
            109,800 Lennar Corp.                                                                          5,140,836
             25,400 NVR, Inc. (NON)                                                                       5,181,600
                                                                                                      -------------
                                                                                                         10,322,436

Insurance (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,306,000 American International Group, Inc.                                                  103,696,400
            185,200 Brown & Brown, Inc.                                                                   5,055,960
            303,700 XL Capital, Ltd. Class A (Bermuda)                                                   27,746,032
                                                                                                      -------------
                                                                                                        136,498,392

Investment Banking/Brokerage (0.9%)
-------------------------------------------------------------------------------------------------------------------
            255,900 Federated Investors, Inc.                                                             8,158,092
            253,400 Lehman Brothers Holdings, Inc.                                                       16,927,120
          2,075,600 Morgan Stanley Dean Witter & Co.                                                    116,109,064
            158,600 T Rowe Price Group, Inc.                                                              5,508,178
                                                                                                      -------------
                                                                                                        146,702,454

Leisure (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,135,000 Harley-Davidson, Inc.                                                               170,261,850

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,548,800 Cendant Corp. (NON)                                                                  69,591,968
            763,000 Four Seasons Hotels, Inc. (Canada)                                                   35,677,880
                                                                                                      -------------
                                                                                                        105,269,848

Manufacturing (--%)
-------------------------------------------------------------------------------------------------------------------
            108,800 Roper Industries, Inc.                                                                5,385,600

Media (7.3%)
-------------------------------------------------------------------------------------------------------------------
          2,738,400 AOL Time Warner, Inc. (NON)                                                          87,902,640
          5,530,000 Clear Channel Communications, Inc. (NON)                                            281,532,300
          2,135,800 Echostar Communications Corp. Class A (NON)                                          58,670,426
          2,020,000 Entercom Communications Corp. (NON)                                                 101,000,000
          3,955,000 Hispanic Broadcasting Corp. (NON)                                                   100,852,500
         13,940,262 Liberty Media Corp. Class A (NON)                                                   195,163,668
          5,443,000 Univision Communications, Inc. (NON)                                                220,223,780
          5,361,100 Westwood One, Inc. (NON) (AFF)                                                      161,101,055
                                                                                                      -------------
                                                                                                      1,206,446,369

Medical Technology (3.3%)
-------------------------------------------------------------------------------------------------------------------
          6,440,000 Apogent Technologies, Inc. (NON) (AFF)                                              166,152,000
            890,000 Biomet, Inc.                                                                         27,501,000
          2,290,000 Cytyc Corp. (NON)                                                                    59,769,000
             91,200 DENTSPLY International, Inc.                                                          4,578,240
            248,700 Guidant Corp. (NON)                                                                  12,385,260
          2,905,300 Medtronic, Inc.                                                                     148,780,413
            101,600 Stryker Corp.                                                                         5,930,392
          1,795,663 Sybron Dental Specialties, Inc. (NON)                                                38,750,408
          2,770,000 Zimmer Holdings, Inc. (NON)                                                          84,595,800
                                                                                                      -------------
                                                                                                        548,442,513

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            687,500 Freeport-McMoRan Copper & Gold, Inc. Class A (NON)                                    8,868,750

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
          4,169,700 Dynegy, Inc. Class A                                                                106,327,350

Oil & Gas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,415,000 Noble Drilling Corp. (NON)                                                           48,166,600
             92,400 Ultramar Diamond Shamrock Corp.                                                       4,571,952
                                                                                                      -------------
                                                                                                         52,738,552

Pharmaceuticals (9.9%)
-------------------------------------------------------------------------------------------------------------------
          2,483,400 Allergan, Inc.                                                                      186,379,170
            850,000 Andrx Group (NON)                                                                    59,848,500
          1,006,100 Bristol-Myers Squibb Co.                                                             51,311,100
          2,075,000 Cephalon, Inc. (NON)                                                                156,838,875
          1,205,000 Enzon, Inc. (NON)                                                                    67,817,400
            142,100 Forest Laboratories, Inc. (NON)                                                      11,645,095
          2,864,100 Johnson & Johnson                                                                   169,268,310
          3,884,001 King Pharmaceuticals, Inc. (NON)                                                    163,632,962
          1,676,800 Eli Lilly & Co.                                                                     131,695,872
          1,330,000 Medicis Pharmaceutical Corp. Class A (NON)                                           85,904,700
            181,000 Mylan Laboratories, Inc.                                                              6,787,500
          7,962,700 Pfizer, Inc.                                                                        317,313,595
          4,340,400 Schering-Plough Corp.                                                               155,429,724
          2,445,000 Shire Pharmaceuticals Group PLC ADR
                    (United Kingdom) (NON)                                                               89,487,000
                                                                                                      -------------
                                                                                                      1,653,359,803

Power Producers (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,835,800 Mirant Corp. (NON)                                                                   93,489,516
            881,700 Reliant Resources, Inc. (NON)                                                        14,556,867
                                                                                                      -------------
                                                                                                        108,046,383

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
            164,300 Darden Restaurants, Inc.                                                              5,816,220
          6,888,400 Starbucks Corp. (NON)                                                               131,224,020
                                                                                                      -------------
                                                                                                        137,040,240

Retail (10.1%)
-------------------------------------------------------------------------------------------------------------------
            157,600 Abercrombie & Fitch Co. Class A (NON)                                                 4,181,128
          2,002,000 AutoZone, Inc. (NON)                                                                143,743,600
         10,815,000 Bed Bath & Beyond, Inc. (NON)                                                       366,628,500
            617,100 Best Buy Companies, Inc. (NON)                                                       45,961,608
          5,032,500 Dollar Tree Stores, Inc. (NON)                                                      155,554,575
          2,375,000 Family Dollar Stores, Inc.                                                           71,202,500
            345,800 Gap, Inc. (The)                                                                       4,820,452
          4,199,650 Kohls Corp. (NON)                                                                   295,823,346
            436,600 Limited, Inc. (The)                                                                   6,426,752
          4,396,200 Lowe's Companies, Inc.                                                              204,027,642
            599,300 Talbots, Inc. (The)                                                                  21,724,625
          2,032,100 TJX Companies, Inc. (The)                                                            80,999,506
          3,679,700 Wal-Mart Stores, Inc.                                                               211,766,735
          1,562,900 Whole Foods Market, Inc. (NON)                                                       68,079,924
                                                                                                      -------------
                                                                                                      1,680,940,893

Schools (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,139,300 Apollo Group, Inc. Class A (NON)                                                     51,279,893
          2,365,000 SmartForce PLC ADR (NON)                                                             58,533,750
                                                                                                      -------------
                                                                                                        109,813,643

Software (7.2%)
-------------------------------------------------------------------------------------------------------------------
            122,988 Activision, Inc. (NON)                                                                3,198,918
          2,825,000 Amdocs, Ltd. (Guernsey) (NON)                                                        95,965,250
            261,200 Cadence Design Systems, Inc. (NON)                                                    5,725,504
            275,800 Computer Associates International, Inc.                                               9,512,342
          2,321,000 Electronic Arts, Inc. (NON)                                                         139,143,950
          1,467,700 Internet Security Systems, Inc. (NON)                                                47,054,462
            106,400 Intuit, Inc. (NON)                                                                    4,551,792
            170,300 Mercury Interactive Corp. (NON)                                                       5,786,794
          6,221,000 Microsoft Corp. (NON)                                                               412,141,250
          1,941,700 Network Associates, Inc. (NON)                                                       50,192,945
          1,333,200 Novell, Inc. (NON)                                                                    6,119,388
          9,264,900 Parametric Technology Corp. (NON)                                                    72,358,869
            169,100 PeopleSoft, Inc. (NON)                                                                6,797,820
          2,505,000 Peregrine Systems, Inc. (NON)                                                        37,149,150
             98,200 Siebel Systems, Inc. (NON)                                                            2,747,636
            450,000 Symantec Corp. (NON)                                                                 29,848,500
          5,566,600 VERITAS Software Corp. (NON)                                                        249,550,678
          1,439,000 webMethods, Inc. (NON)                                                               24,117,640
                                                                                                      -------------
                                                                                                      1,201,962,888

Telecommunications (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,665,300 CenturyTel, Inc.                                                                     54,621,904
          2,045,000 Earthlink, Inc. (NON)                                                                24,887,650
          1,460,000 SBA Communications Corp. (NON)                                                       19,009,200
          2,934,000 Sprint Corp. (PCS Group) (NON)                                                       71,618,940
          3,649,200 Time Warner Telecom, Inc. Class A (NON)                                              64,554,348
          1,535,000 Triton PCS Holdings, Inc. Class A (NON)                                              45,052,250
             60,700 United States Cellular Corp. (NON)                                                    2,746,675
          1,965,000 Western Wireless Corp. Class A (NON)                                                 55,511,250
                                                                                                      -------------
                                                                                                        338,002,217

Tobacco (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,010,100 Philip Morris Companies, Inc.                                                       138,013,085

Transaction Processing (--%)
-------------------------------------------------------------------------------------------------------------------
            224,153 NDCHealth Corp.                                                                 $     7,744,486
                                                                                                    ---------------
                    Total Common Stocks (cost $13,997,476,603)                                      $16,383,036,823

UNITS (0.5%) (a) (NON)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          1,203,300 Lehman Brothers Holdings, Inc. 144A Structured
                    Warrants expiration 9/3/02 (Issued by Lehman
                    Brothers Holdings, Inc.)                                                        $    80,464,671
            150,500 VeriSign, Inc. 144A Capped Warrants
                    expiration 4/8/02 (Issued by Salomon Smith
                    Barney Holdings, Inc.)                                                                5,426,353
                                                                                                    ---------------
                    Total Units (cost $85,396,588)                                                  $    85,891,024

SHORT-TERM INVESTMENTS (1.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        23,500,000 Corporate Asset Funding effective yield of 1.93%,
                    January 22, 2002                                                                $    23,473,543
         45,676,000 Delaware Funding Corp. effective yield of 1.83%,
                    January 17, 2002                                                                     45,638,850
         50,000,000 General Electric Capital Corp. effective yield
                    of 1.80%, March 25, 2002                                                             49,792,900
         81,000,000 Old Line Funding Corp. effective yield of 1.85%,
                    February 6, 2002                                                                     80,850,150
         50,000,000 Morgan Stanley, Dean Witter & Co. effective yield
                    of 1.83%, February 15, 2002                                                          49,885,625
         17,252,000 Interest in $600,000,000 joint tri-party repurchase agreement dated December 31, 2001 with
                    Goldman Sachs & Co. due January 2, 2002
                    with respect to various U.S. Government
                    obligations--maturity value of $17,253,716
                    for an effective yield of 1.79%                                                      17,252,000
                                                                                                    ---------------
                    Total Short-Term Investments (cost $266,893,068)                                $   266,893,068
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $14,349,766,259) (b)                                    $16,735,820,915
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $16,660,399,049.

  (b) The aggregate identified cost on a tax basis is $14,577,160,396, resulting in gross unrealized appreciation and depreciation of $4,019,019,712 and $1,860,359,193, respectively, or net unrealized appreciation of $2,158,660,519.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $14,349,766,259) (Note 1)                                  $16,735,820,915
-------------------------------------------------------------------------------------------
Cash                                                                              1,918,212
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         5,139,765
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           21,690,120
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   31,424,958
-------------------------------------------------------------------------------------------
Total assets                                                                 16,795,993,970

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 32,749,302
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       63,202,688
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     19,904,401
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        8,316,225
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       619,915
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         17,850
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           10,310,819
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              473,721
-------------------------------------------------------------------------------------------
Total liabilities                                                               135,594,921
-------------------------------------------------------------------------------------------
Net assets                                                                  $16,660,399,049

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $19,327,644,155
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                        (62,145,422)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (4,991,154,340)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    2,386,054,656
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $16,660,399,049

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($10,545,041,432 divided by 257,310,114 shares)                                      $40.98
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $40.98)*                              $43.48
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($4,203,118,991 divided by 110,974,732 shares)**                                     $37.87
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($112,467,200 divided by 2,799,128 shares)**                                         $40.18
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($323,489,750 divided by 8,246,166 shares)                                           $39.23
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $39.23)*                              $40.65
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,476,281,676 divided by 35,185,961 shares)                                        $41.96
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,937)                                    $    28,931,817
-------------------------------------------------------------------------------------------
Interest                                                                          6,535,678
-------------------------------------------------------------------------------------------
Total investment income                                                          35,467,495

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 41,688,536
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   12,777,033
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    65,511
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     35,451
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            13,086,196
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            23,456,032
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               561,369
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,244,463
-------------------------------------------------------------------------------------------
Other                                                                             5,234,595
-------------------------------------------------------------------------------------------
Total expenses                                                                   98,149,186
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (536,269)
-------------------------------------------------------------------------------------------
Net expenses                                                                     97,612,917
-------------------------------------------------------------------------------------------
Net investment loss                                                             (62,145,422)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                             (2,625,110,608)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (17,946,881)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                              (414,181,841)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (3,057,239,330)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(3,119,384,752)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                              $    (62,145,422) $  (213,822,939)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                      (2,643,057,489)  (1,364,056,092)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts                                                    (414,181,841) (14,856,338,666)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (3,119,384,752) (16,434,217,697)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --   (1,607,781,600)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --     (966,627,892)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --      (14,399,015)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --      (57,792,875)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --     (211,928,459)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --     (530,137,456)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --     (318,728,397)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (4,747,820)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --      (19,056,175)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --      (69,879,649)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions
(Note 4)                                                           (1,204,254,885)   4,162,801,381
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (4,323,639,637) (16,072,495,654)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                20,984,038,686   37,056,534,340
--------------------------------------------------------------------------------------------------
End of the period (including accumulated net
investment loss and undistributed net investment
income of $62,145,422 and $--, respectively)                      $16,660,399,049  $20,984,038,686
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $47.97       $96.61       $65.61       $57.68       $44.47       $42.99
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss                     (.11)(c)     (.37)(c)     (.54)(c)     (.32)(c)     (.25)        (.20)(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.88)      (38.81)       38.84        10.13        14.55         2.00
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.99)      (39.18)       38.30         9.81        14.30         1.80
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (7.11)       (7.30)       (1.88)       (1.09)        (.26)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                            --        (2.35)          --           --           --         (.06)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)        (.32)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $40.98       $47.97       $96.61       $65.61       $57.68       $44.47
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (14.57)*     (43.10)       60.49        17.81        32.75         4.26
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $10,545,041  $12,595,034  $21,138,863  $11,817,798  $10,163,386   $7,381,624
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .48*         .89          .86          .93          .98         1.06
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.27)*       (.55)        (.64)        (.56)        (.49)        (.48)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.95*       67.74        53.13        76.54        65.21        66.74
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $44.50       $91.07       $62.51       $55.42       $43.08       $41.96
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss                     (.24)(c)     (.77)(c)     (.98)(c)     (.66)(c)     (.62)        (.49)(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.39)      (36.34)       36.84         9.63        14.05         1.93
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.63)      (37.11)       35.86         8.97        13.43         1.44
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (7.11)       (7.30)       (1.88)       (1.09)        (.26)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                            --        (2.35)          --           --           --         (.06)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)        (.32)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $37.87       $44.50       $91.07       $62.51       $55.42       $43.08
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (14.90)*     (43.48)       59.53        17.01        31.78         3.50
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $4,203,119   $6,137,938  $12,343,996   $8,382,292   $7,950,848   $6,359,447
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.53         1.46         1.60         1.73         1.81
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.64)*      (1.19)       (1.24)       (1.23)       (1.24)       (1.23)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.95*       67.74        53.13        76.54        65.21        66.74
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                           December 31  Year ended  July 26, 1999+
operating performance               (Unaudited)   June 30     to June 30
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $47.21       $95.94       $65.31
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (c)                 (.25)        (.82)       (1.13)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.78)      (38.45)       39.06
---------------------------------------------------------------------------
Total from
investment operations                  (7.03)      (39.27)       37.93
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (7.11)       (7.30)
---------------------------------------------------------------------------
In excess of net
realized gains                            --        (2.35)          --
---------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)
---------------------------------------------------------------------------
Net asset value,
end of period                         $40.18       $47.21       $95.94
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (14.89)*     (43.53)       60.14*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $112,467     $136,417     $118,720
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.64         1.50*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.64)*      (1.29)       (1.30)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 32.95*       67.74        53.13
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $46.03       $93.63       $64.05       $56.65       $43.91       $42.66
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss                     (.20)(c)     (.69)(c)     (.93)(c)     (.58)(c)     (.49)        (.40)(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.60)      (37.45)       37.81         9.86        14.32         1.97
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.80)      (38.14)       36.88         9.28        13.83         1.57
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (7.11)       (7.30)       (1.88)       (1.09)        (.26)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                            --        (2.35)          --           --           --         (.06)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)        (.32)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $39.23       $46.03       $93.63       $64.05       $56.65       $43.91
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (14.77)*     (43.38)       59.71        17.19        32.09         3.75
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $323,490     $411,251     $770,194     $491,209     $444,325     $337,535
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73*        1.39         1.36         1.43         1.48         1.56
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.52)*      (1.05)       (1.14)       (1.06)        (.99)        (.98)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.95*       67.74        53.13        76.54        65.21        66.74
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $49.05       $98.28       $66.49       $58.28       $44.82       $43.21
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.06)        (.21)        (.34)        (.19)        (.13)        (.09)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.03)      (39.56)       39.43        10.28        14.68         2.02
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.09)      (39.77)       39.09        10.09        14.55         1.93
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (7.11)       (7.30)       (1.88)       (1.09)        (.26)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                            --        (2.35)          --           --           --         (.06)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)        (.32)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $41.96       $49.05       $98.28       $66.49       $58.28       $44.82
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (14.45)*     (42.96)       60.88        18.11        33.05         4.54
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,476,282   $1,703,399   $2,684,761   $1,032,022     $476,037     $254,126
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35*         .64          .61          .68          .73          .81
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.14)*       (.30)        (.39)        (.32)        (.24)        (.23)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.95*       67.74        53.13        76.54        65.21        66.74
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2001, the fund's expenses were reduced by $536,269 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7,664 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $677,385 and $18,437 from the sale of class A and class M shares, respectively, and received $3,830,291 and $15,141 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received $39,992 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,510,012,206 and $6,077,779,571, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,685,682     $ 1,410,557,240
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            35,685,682       1,410,557,240

Shares
repurchased                                (40,946,298)     (1,627,236,536)
---------------------------------------------------------------------------
Net decrease                                (5,260,616)    $  (216,679,296)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 71,424,787     $ 4,754,944,031
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               31,455,012       2,037,972,351
---------------------------------------------------------------------------
                                           102,879,799       6,792,916,382

Shares
repurchased                                (59,118,869)     (3,782,498,906)
---------------------------------------------------------------------------
Net increase                                43,760,930     $ 3,010,417,476
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,577,652     $   168,980,424
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             4,577,652         168,980,424

Shares
repurchased                                (31,535,433)     (1,148,253,930)
---------------------------------------------------------------------------
Net decrease                               (26,957,781)    $  (979,273,506)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,806,817     $ 1,320,844,738
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               18,727,107       1,130,180,290
---------------------------------------------------------------------------
                                            38,533,924       2,451,025,028

Shares
repurchased                                (36,143,656)     (2,022,879,830)
---------------------------------------------------------------------------
Net increase                                 2,390,268     $   428,145,198
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    435,780        $ 17,089,303
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               435,780          17,089,303

Shares
repurchased                                   (526,256)        (20,480,725)
---------------------------------------------------------------------------
Net decrease                                   (90,476)       $ (3,391,422)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,958,755        $139,593,279
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  259,704          16,631,460
---------------------------------------------------------------------------
                                             2,218,459         156,224,739

Shares
repurchased                                   (566,282)        (32,394,437)
---------------------------------------------------------------------------
Net increase                                 1,652,177        $123,830,302
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    645,678        $ 24,673,916
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               645,678          24,673,916

Shares
repurchased                                 (1,333,810)        (50,370,844)
---------------------------------------------------------------------------
Net decrease                                  (688,132)       $(25,696,928)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,670,208       $ 109,688,940
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,169,186          72,887,065
---------------------------------------------------------------------------
                                             2,839,394         182,576,005

Shares
repurchased                                 (2,130,833)       (132,029,125)
---------------------------------------------------------------------------
Net increase                                   708,561       $  50,546,880
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,190,601       $ 250,648,684
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             6,190,601         250,648,684

Shares
repurchased                                 (5,735,173)       (229,862,417)
---------------------------------------------------------------------------
Net increase                                   455,428       $  20,786,267
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,752,097      $1,045,688,688
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,261,409         281,808,108
---------------------------------------------------------------------------
                                            19,013,506       1,327,496,796

Shares
repurchased                                (11,601,175)       (777,635,271)
---------------------------------------------------------------------------
Net increase                                 7,412,331      $  549,861,525
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                        cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Apogent Technologies, Inc.                  $5,128,405                 $--                 $--        $166,152,000
Westwood One, Inc.                           1,358,005                  --                  --         161,101,055
------------------------------------------------------------------------------------------------------------------
  Totals                                    $6,486,410                 $--                 $--        $327,253,055

Market value amounts are shown for issues that are affiliated at period end.



SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel Miller
Vice President

Eric Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA013-79227  852/358/983/526  2/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam New Opportunities Fund
Supplement to semiannual Report dated 12/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
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Total return for periods ended 12/31/01

                                                      NAV
6 months                                            -14.46%
1 year                                              -29.90
5 years                                              35.21
Annual average                                        6.22
10 years                                            279.93
Annual average                                       14.28
Life of fund (since class A inception, 8/31/90)
Annual average                                       18.81

Share value:                                          NAV
6/30/01                                             $49.05
12/31/01                                            $41.96
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Distributions:      No.      Income      Capital gains      Total
                     --        --             --             --
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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.